EXHIBIT 99.2
                                                                  ------------
                                 LOAN AGREEMENT
                                 --------------

         THIS LOAN AGREEMENT is entered into this 19th day of February, 1999, by and between INDIANA UNITED BANCORP, an Indiana corporation, having its principal office at 201 North Broadway Street, Greensburg, Indiana 47240, Indianapolis, Indiana (hereinafter referred to as "Borrower") and NATIONAL CITY BANK OF INDIANA, a national banking association, having its principal offices at 101 West Washington Street, Indianapolis, Indiana 46255 (hereinafter referred to as "Bank").

                                   WITNESSETH:
         WHEREAS, Borrower is engaged in business as a registered bank holding company and is the parent corporation for Regional Federal Savings Bank, Union Bank and Trust Company of Indiana, and People's Trust Company; and,

         WHEREAS, Borrower wishes to obtain: (1) an Eight Million and No/100 Dollars ($8,000,000.00) seventy (70) month term loan from Bank for general corporate purposes including equity contributions to subsidiaries; (2) Three Million and No/100 Dollars ($3,000,000.00) revolving credit for general corporate purposes including the acquisition of bank branches; and (3) a commitment to term-out the principal balance of the above revolving credit under a five (5) year term loan when such revolving credit expires; and

         WHEREAS, Bank is willing to provide said financing subject to the terms and conditions of this Agreement.

         NOW THEREFORE, in consideration of these premises and the undertakings of the parties hereto, Borrower and Bank hereby agree as follows:

         1. DEFINITIONS. Definitions of certain of the terms used in this Agreement are set out as follows:

                       (a) "APPLICABLE MARGIN" shall mean the applicable percentage amount determined by Bank in accordance with the following performance based pricing matrix:

                                 Consolidated Leverage Ratio          Applicable Margin
                                 ---------------------------          -----------------
                                 0 (less than or equal to) 1.0               1.2%
                                 1.0 (greater than or equal to) 1.35         1.5%
                                 1.35 (greater than or equal to) 1.7         1.85%
                                 1.7 (greater than or equal to) 2.0          2.2%

                                 The Applicable Margin shall be adjusted
                                 quarterly by the Bank based upon the
                                 Consolidated Leverage Ratio. Adjustments to the Applicable Margin shall be based upon the Borrower's quarterly Compliance Certificate as required hereunder in Section 9(c)(iv) herein. LIBOR Options shall not be available if an Event of Default shall have occurred and is continuing or the Compliance Certificate is not timely received. Adjustments shall not be made until three (3) Business Days after the date the Compliance Certificate was due or upon actual receipt by Bank, whichever is later. Adjustments to the Applicable Margin shall not be retroactive to the date the Compliance Certificate was due, unless the adjustment is upward.

                       (b) "AVERAGE ASSETS" shall mean Borrower's and its Subsidiaries' total "Average Assets" as such term is defined by current governing laws and regulations, and such Average is disclosed in
                                 Part III of Schedule HC-I of Borrower's and its Subsidiaries Federal Reserve FR-Y-9C Consolidated Financial Statement.

                       (c) "BANK DEBT" shall mean Debt payable to Bank, whether initially payable to Bank or acquired by Bank by purchase, pledge or otherwise and whether assigned to or participated to or from Bank in whole or in part.

                       (d) "CONSOLIDATED LEVERAGE RATIO" shall mean Senior Debt divided by Consolidated Net Income.

                       (e) "CONSOLIDATED NET INCOME" shall mean the consolidated after tax net income of Borrower and its Subsidiaries.

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

                       (f) "DEBT" shall mean collectively, all monetary liabilities, and any charges or expenses incurred in connection therewith, now or hereafter owing by the Person or Persons in question, including, without limitation, every such liability whether owing by such Person or one (1) of such Persons alone or jointly, severally or jointly and severally, whether owing absolutely or contingently, or directly or indirectly, and whether created by loan, overdraft, guaranty or other contract or quasi-contract, tort, statute or other operation of law.

                       (g) "DEBT SERVICE COVERAGE RATIO" shall mean Consolidated Net Income divided by the sum of
                                  (i) the current portion of long term Debt for borrowed money of Borrower and its Subsidiaries plus (ii) all cash dividends of Borrower, for the same fiscal period.

                       (h) "LOAN LOSS RESERVE" shall mean reserve accounts in which contributions are made based on the quality of loans and an estimation of possible losses and otherwise as such term is defined in accordance with current governing laws and regulations.

                       (i) "LIBOR" shall mean that as it is defined under the Notes.

                       (j) "MINIMUM CAPITAL" shall mean the sum of Tier 1 Capital and Tier II Capital as those terms are defined by current governing laws and regulations, and such capital amounts are disclosed in Part III of Schedule HC-I of Borrower's and its Subsidiaries Federal Reserve FR-Y-9C Consolidated Financial Statements.

                       (k) "PEOPLE'S TRUST" shall mean People's Trust Company, an Indiana state bank corporation, which is wholly owned by Borrower.

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

                       (l) "PERSON" shall mean a natural person or entity of any kind, including, without limitation, any corporation, partnership, trust, governmental body or any other form of entity.

                       (m) "PRIME RATE" shall mean the fluctuating rate of interest which is publicly announced from time to time by Bank at its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating rate loans.

                       (n)       "REGIONAL BANK" shall mean Regional Federal
                                  Savings Bank, a federal savings bank, which is wholly owned by Borrower.

                       (o) "RELATED WRITING" shall mean a writing of any form or substance signed by Borrower (whether as principal or agent) or by any attorney, accountant or other representative of Borrower and received by Bank in respect of Borrower's or its Subsidiaries Bank Debt or any part thereof, including, without limitation, any credit application, loan agreement, reimbursement agreement, financial statement, promissory note, security agreement, certificate, or any similar writing, but shall not include any commitment letter issued by Bank, without regard to whether Borrower or any other Person signed or acknowledged receipt thereof.

                       (p) "SENIOR DEBT" shall mean all of Borrower's and its Subsidiaries outstanding Debt for borrowed money except Debt which has been subordinated to Bank Debt pursuant to a subordination agreement acceptable to Bank including $22,425,000 of subordinated Trust Preferred Certificates issued by Borrower.

                       (q) "SUBSIDIARIES" shall mean Regional Bank, Union Bank and People's Trust.

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

                       (r) "TOTAL LOANS" shall mean total loans as listed on the Borrower's and its Subsidiaries' balance sheet and Loan Loss Reserves and otherwise as such term is defined in accordance with current governing laws and regulations.

                       (s) "UNDERPERFORMING LOANS" shall mean those loans which are ninety (90) days delinquent or more plus nonaccrual loans, renegotiated loans and in substance foreclosures and otherwise as such term is defined in accordance with current governing laws and regulations.

                       (t) "YEAR 2000 READY" shall mean that Borrower's and its Subsidiaries' information technology, systems, processes, products and services (including any software and/or micro-processors embedded in any products) ("Services"), will correctly identify, recognize and process multi-century dates, and the Services will: (1) continue to function properly and accurately with regard to dates before, during and after the transition to Year 2000 including, but not limited to, the ability to roll dates from December 31, 1999 to January 1, 2000 and beyond with no errors or system interruptions; (2) accurately perform calculations and comparisons on dates that span centuries; (3) properly and accurately sort and sequence dates that span centuries; (4) understand that the Year 2000 starts on a Saturday; (5) recognize that February 29, 2000 is a valid date and that the Year 2000 has 366 days; (6) prohibit use of date fields for any purpose other than to store valid dates; (7) preclude the use of 12/31/99 or any other valid date to indicate something other than a date (e.g., 12/31/99 in a date field means "do not ever cancel"); and
                                  (8) comply with and conform to the
                                  specifications of American National Standard
                                  ANSI X3.30-1985, Representation for Calendar
                                  Date and Ordinal Date for Information
                                  Interchange.

                       (u) "UNION BANK" shall mean Union Bank and Trust Company of Indiana, an Indiana state banking corporation, which is wholly owned by Borrower.

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

             OTHER DEFINITIONS; RULES OF CONSTRUCTION. Terms defined in this Section, as well as terms defined throughout this Agreement, shall include both the singular and plural forms thereof and shall be construed accordingly. All computations required hereunder and all financial terms used herein shall be made or construed in accordance with generally accepted accounting principles unless such principles are inconsistent with the express requirements of this Agreement.

         2. TERM LOAN #1. Bank shall, subject to the terms and conditions of this Agreement, grant a seventy (70) month term loan ("Loan #1") to Borrower in the principal amount of Eight Million and No/100 Dollars ($8,000,000.00). Loan #1 shall be used for general corporate purposes including equity contributions to subsidiaries. Loan #1 shall bear interest at a fluctuating rate per annum equal to the Prime Rate. At Borrower's option (the "LIBOR Option"), all or any portion of Loan #1 (in a minimum amount of $500,000 and increments of $100,000 thereafter) may bear interest at a fixed rate equal to LIBOR, plus the Applicable Margin, for an interest period elected by Borrower of one (1), two
(2), three (3), six (6) or twelve (12) months. Once duly elected, a LIBOR Option may not be revoked. LIBOR Options shall be elected in writing and delivered to Borrower's account officer at the Bank by facsimile transmission. Such writing shall contain all necessary details and be signed by an authorized officer of Borrower. If an Event of Default has occurred and is continuing, no new LIBOR Options shall be available unless and until such Event of Default is cured or waived by the Bank in writing. Principal bearing interest at a LIBOR Option fixed rate may not be prepaid during the elected interest period without payment of a prepayment premium as provided under the Loan #1 Note. In addition to the provisions of the Loan #1 Note, and notwithstanding anything to the contrary herein or in such Note, irregardless whether principal bears interest at a LIBOR Option or the Prime Rate, if Borrower prepays the principal balance of Loan #1 prior to June 30, 2000, the Borrower shall immediately pay to Bank a prepayment premium in an amount equal to one percent (1%) of the prepaid amount; provided however, that on December 31, 1999 or June 30, 2000, Borrower may prepay principal bearing interest at the Prime Rate without premium, so long as and to the extent the total outstanding principal balance of Loan #1 is not below $4,000,000.00 Loan #1 shall be fully amortized and repaid in ten (10) equal consecutive semi-

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

annual installments of principal, plus accrued interest, commencing December 31, 1999, and continuing on the last day of every sixth (6th) month thereafter until June 30, 2004, when the total outstanding balance of unpaid principal, accrued interest, and charges provided for herein shall become due and payable. Accrued interest shall be due and payable quarterly, commencing March 31, 1999, and continuing on the last day of every third month thereafter for principal bearing interest at the Prime Rate and at the end of each elected interest period (or every ninety (90) days, whichever comes first) for principal bearing interest at a LIBOR Option. Loan #1 shall be evidenced by a Commercial Note (the "Loan #1 Note") in the form attached hereto as EXHIBIT "A," the terms of which are incorporated herein. The account records of Bank shall be a prima facie evidence of transactions between Borrower and Bank for the purpose of Loan #1.

         3. REVOLVING CREDIT. Bank shall, subject to the terms and conditions of this Agreement, grant a revolving credit (the "Credit") to Borrower in the maximum principal amount of Three Million and No/100 Dollars ($3,000,000.00) for the period beginning with the execution of this Agreement and expiring on December 31, 1999, when the total outstanding balance of unpaid principal, accrued interest and charges provided for herein shall be due and payable. In June 1999, and each June thereafter that the Credit continues to exist, the Borrower may request that the Bank renew and extend the Credit for an additional one (1) year period. Bank shall review such request and in Bank's sole discretion advise the Borrower in writing whether the Credit shall be renewed and extended. If Bank fails to advise the Borrower in writing by September 1st of such year, the request shall be deemed to be denied. The Credit shall be used by Borrower for its general corporate purposes, including acquisition of bank branches. All advances made under the Credit shall bear interest at a fluctuating rate equal to the Prime Rate or at a LIBOR Option, as it is defined under Section 2 herein.. Accrued interest shall be due and payable monthly and on the first day of each month hereafter for principal bearing interest at the Prime Rate and at end of each elected interest period (or every ninety (90) days, whichever arrives first) for principal bearing interest at a LIBOR Option. The Credit shall be evidenced by a Commercial Note (the "Credit Note") in the form attached hereto as EXHIBIT "B", the terms of which are incorporated herein. The

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

account records of Bank shall be prima facie evidence of the transactions between Borrower and Bank for the purpose of the Credit.

         4. CONVERSION OF CREDIT TO TERM LOAN #2. Bank shall, subject to the terms and conditions of this Agreement, when the Credit expires, (the "Conversion Date") refinance the outstanding principal balance of the Credit under a five (5) year term loan ("Loan #2," together with Loan #1, the "Loans") in an amount not to exceed Three Million and No/100 Dollars ($3,000,000.00). Loan #2 shall bear interest at a fluctuating rate equal to the Prime Rate or the LIBOR Option, as it is defined under Section 2 herein. Loan #2 shall be fully amortized in ten (10) equal consecutive semi-annual payments of principal commencing six (6) months from the Conversion Date and continuing to be due and payable every six (6) month until five (5) years from the Conversion Date. Accrued interest shall be payable quarterly for principal bearing interest at the Prime Rate and at the end of each elected interest period (or every 90 days, whichever comes first) for principal bearing interest at a LIBOR Option. Loan #2 shall be evidenced by a Commercial Note (the "Loan #2 Note," and collectively with the Credit Note and Loan #1 Note, the "Notes") in the form attached hereto as EXHIBIT "C", the terms of which are incorporated herein. The account records of Bank shall be prima facie evidence of transactions between Borrower and Bank for the purposes of Loan #2.

         5. COLLATERAL. All Bank Debt of Borrower and its Subsidiaries and the performance of all liabilities and covenants of Borrower in favor of Bank hereunder shall be secured, and a first lien is hereby granted to Bank in:

             (a) One Hundred Seventy Eight Thousand Seven Hundred Ninety Three (178,793) shares of common stock of Union Bank as evidenced by Certificate No. 001(the "Union Stock"), which constitutes one hundred percent (100%) of the issued and outstanding shares of common stock of Union Bank pursuant to a Pledge Agreement (the "Union Stock Pledge Agreement") in the form of EXHIBIT "D," which is attached hereto, the terms of which are incorporated herein;

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

             (b) Seven Thousand Six Hundred Eleven (7,611) shares of common stock of Regional Savings (the "Regional Savings Stock)" as evidenced by Certificate No. 001, which constitutes one hundred percent (100%) of the issued and outstanding shares of common stock of Regional Savings pursuant to a Pledge Agreement (the "Regional Savings Stock Pledge Agreement") in the form of EXHIBIT "E," which is attach hereto, the terms of which are incorporated; and

             (c) Twenty Seven Thousand Five Hundred (27,500) shares of common stock of People's Trust Company (the "People's Trust Stock," and collectively with the Union Stock and the Regional Savings Stock, the "Stock") as evidenced by Certificate No. 001, which constitutes one hundred percent (100%) of the issued and outstanding shares of common stock of Peoples Trust pursuant to a Pledge Agreement (the "People's Trust Stock Pledge Agreement," and collectively with the Union Stock Pledge Agreement and the Regional Savings Stock Pledge Agreement, the "Pledge Agreements") in the form attached hereto as EXHIBIT "F," the terms of which are incorporated herein.

The Stock shall be delivered to Bank in a negotiable form acceptable to the Bank, which shall include duly executed powers of attorney (the "Stock Powers") for each Stock certificate, the form of which is attached hereto as EXHIBIT "G," the terms of which are incorporated herein.

         6. DOCUMENTATION FEE AND COMMITMENT FEE. In an effort to keep the cost of documenting the Credit and Loans to a minimum for Borrower, Bank agrees, to the extent it is possible, to prepare the commercial loan documentation for this Agreement. Borrower agrees to help defray Bank's costs of documentation by paying Bank a documentation fee in the amount Five Thousand and No/100 Dollars ($5,000.00). This documentation fee has been paid and is non-refundable.

             Borrower shall also pay to Bank a commitment fee equal to one-eighth of one percent (0.125%) per annum of the daily average unused portion of the Credit. This commitment fee shall be due and payable quarterly in arrears commencing March 31, 1999 and continuing to be due and payable on last day of every third (3rd) month thereafter.

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

         7. CONDITIONS PRECEDENT. The following shall be conditions precedent to the advancement of any portion of the Credit or Loans by Bank to Borrower:

             (a) Borrower shall execute and deliver, or cause to be delivered to Bank the Notes, Pledge Agreements, Stock, Stock Powers and other documents reasonably required by bank pursuant to this Agreement.

             (b) Borrower shall furnish to Bank certified copies of resolutions of the Board of Directors of Borrower approving and authorizing the borrowings from hereunder, the pledge of Stock hereunder, and the execution and delivery of all documents in connection therewith by the duly designated officer of Borrower.

             (c) Borrower shall furnish or cause to be furnished to Bank a copy of Borrower's Articles of Incorporation and By-Laws, and all amendments thereto, and a Certificate of Existence, currently certified respectively by the Secretary of State and the Secretary of Borrower.

             (d) Borrower shall furnish to Bank an opinion of Borrower's counsel, which is acceptable to Bank and its counsel, to the effect that:

                                  (i)       Borrower is a corporation duly
                                            organized and validly existing under
                                            the laws of the State of Indiana and
                                            has the power, authority and
                                            necessary licenses to carry on its
                                            business as now conducted or
                                            proposed to be conducted;

                                  (ii)      Regional Savings is a federal
                                            savings bank duly organized and
                                            validly existing under federal law
                                            and has the power, authority and
                                            necessary licenses to do business in
                                            the State of Indiana;

                                  (iii)     Union Bank is an Indiana state
                                            banking corporation duly organized
                                            and validly existing under the laws
                                            of the State of Indiana and has the
                                            power, authority and necessary
                                            licenses to do business in the State
                                            of Indiana;

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

                                  (iv)      People's Trust is an Indiana state
                                            banking corporation duly organized
                                            and validly existing under the laws
                                            of the State of Indiana and has the
                                            power, authority and necessary
                                            licenses to do business in the State
                                            of Indiana;

                                  (v) This Agreement and all documents and instruments required hereunder or in connection herewith have been duly authorized by all corporate action necessary on the part of Borrower and have been executed and delivered by the duly authorized officers of Borrower, and such instruments, constitute legal, valid and binding instruments in accordance with their terms;

                                  (vi)      There is no material litigation or
                                            proceeding pending, or, to the
                                            knowledge of counsel, threatened
                                            against or otherwise affecting
                                            Borrower or any of its Subsidiaries,
                                            properties or other assets before
                                            any court or before or by any
                                            governmental agency; and

                                  (vii)     Neither the execution nor the
                                            consummation of the transactions
                                            contemplated by this Agreement nor
                                            compliance with the terms and
                                            provisions of the other documents
                                            referred to above conflict with,
                                            result in a breach of or constitute
                                            a default under, the terms,
                                            conditions or provisions of the
                                            Articles of Incorporation or By-Laws
                                            of Borrower, or any law, regulation,
                                            order, writ, injunction or decree of
                                            any court or governmental
                                            instrumentality having jurisdiction.

             (e) Before being required to make any advance hereunder, Bank may require Borrower to submit to Bank such evidence and information to enable Bank to determine, to Bank's satisfaction that: (1) there has been no material deterioration of Borrower's or its Subsidiaries financial position since the execution of this Agreement and (2) that

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                         Borrower has the financial capacity and is otherwise
                         able to repay all amounts owing or to be owed by Borrower hereunder in accordance with the terms herein.

         All documents required to be executed and delivered under this paragraph shall be satisfactory in form and substance to Bank and its counsel. Any of the foregoing conditions may be waived by Bank at the time of any advancement. In addition to all of the terms and conditions to be performed by Borrower under this Agreement, Borrower shall deliver or cause to be delivered to Bank such other documents as may from time to time be required by Bank to carry out the terms and provisions of this Agreement.

         8. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank that:

             (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and Borrower has full corporate power under its Articles of Incorporation and By-Laws and all applicable provisions of the law to procure the Credit and Loans, pledge the Stock and consummate all transactions connected with this Agreement.

             (b) Regional Savings is a federal savings bank duly organized, validly existing and in good standing under federal laws and the laws of the State of Indiana and has full power, authority and necessary licenses do business in the State of Indiana.

             (c) Union Bank is an Indiana state banking corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has full power, authority and necessary licenses to do business in the State of Indiana.

             (d) People's Trust is an Indiana state banking corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has full power, authority and necessary licenses to do business in the State of Indiana.

             (e) Borrower has full corporate power and authority to conduct business in the State of Indiana.


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

             (f) The procurement of the Credit and Loans and the consummation of all transactions connected with this Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

             (g) All required federal, state and other tax returns have been filed by Borrower and its Subsidiaries and the taxes in connection therewith paid to date and no additional taxes or assessments have been asserted or are anticipated.

             (h) There is no material litigation or proceeding pending, or to the knowledge of Borrower, threatened against or otherwise affecting Borrower or any of its Subsidiaries, or any of their respective properties or other assets before any court or before or by any governmental agency.

             (i) All Stock pledged hereunder is owned by Borrower and is not subject to any prior liens, security interests or encumbrances.

             (j) All information heretofore furnished to Bank by Borrower is true, accurate and correct.

             (k) There are no governmental authorizations, permits, certificates, licenses, filings, registrations, approvals or consents which must be obtained, received or made by Borrower for Borrower lawfully to (i) make, execute and deliver this Agreement; (ii) perform all of Borrower's obligations under this Agreement; or (iii) conduct Borrower's business as contemplated hereunder;

             (l) Neither Borrower or any of its Subsidiaries are in material violation of any local, state or federal law, including but not limited to, any health, labor or environmental laws or regulations.

             (m) Borrower and its Subsidiaries are in material compliance with the Employee Retirement Income Security Act of 1974 ("ERISA") insofar as such Act applies. No condition exists or event or transaction has occurred in connection with any plan, as defined in Section 3 of ERISA, maintained by the Borrower or its Subsidiaries, which

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

                        could result in the incurrence of any material liability, fine or penalty for any such unfunded pension plan.

             (n) Borrower is not now engaged principally, or as one of Borrower's important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the Credit and/or Loans hereunder have been or will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. If requested by Bank, Borrower will furnish to Bank a statement in conformity with the requirements of Federal Reserve Form U-1. No part of the proceeds of the Credit and Loans have been or will be used for purpose that violates, or which is inconsistent with the provisions of Regulations G, U or X of said Board of Governors.

             (o) The Borrower and its Subsidiaries have undertaken and will continue to undertake to review the areas within their respective businesses and the business of their suppliers that could be adversely affected if not Year 2000 Ready, and reasonably anticipate that all computer applications, hardware and services that are material to their businesses and operations will, on a timely basis, be Year 2000 Ready on or before January 1, 2000.

             (p) Borrower further warrants to Bank that (a) none of the written statements, representations or warranties furnished by Borrower to Bank in connection with this Agreement contains or will contain any untrue statement or omits or will omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances when made, misleading; and (b) there is no fact which Borrower has not disclosed to Bank which materially affects adversely, or as far as Borrower presently can foresee, will have a material adverse effect on the properties, business,

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

                        or condition (financial or otherwise) of Borrower or its Subsidiaries or the ability of Borrower to fully perform Borrower's obligations under this Agreement.

         All representations and warranties made by Borrower under or in connection with this Agreement or in any other document delivered by Borrower to Bank in connection with this Agreement shall survive the making of the Credit and/or Loans and issuance and delivery of the Notes to the Bank, notwithstanding any investigation made by Bank or on Bank's behalf. All statements contained in any certificate or financial statement delivered by Borrower to Bank under this Agreement shall constitute representations and warranties made by Borrower hereunder.

         9. AFFIRMATIVE COVENANTS. Borrower covenants to Bank that so long as the Credit and/or Loans shall remain unpaid Borrower shall and Borrower shall cause its Subsidiaries to:

             (a) Promptly pay and discharge all taxes, assessments and governmental charges which may be lawfully levied, imposed or assessed upon Borrower or Borrower's properties and assets or upon Borrower's income or profits; provided, however, that Borrower shall have the right to contest in good faith any such tax, assessment, charge or levy by appropriate proceedings.

             (b) Keep accurate and complete books and records and maintain the same at Borrower's principal offices.

             (c) Furnish Bank with the following financial statements and other information at the following times:

                       (i) As soon as available, and in any event within forty-five (45) days after the end of each calendar quarter, on e (1) copy of Borrower's and its Subsidiaries' current Federal Reserve FR-Y-9C Consolidated Financial Statement, both duly certified by a duly authorized officer of Borrower and completed in filing form;

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

                       (ii) As soon as available, one (1) copy of the Borrower's 10-Q Statement, certified by a duly authorized officer of Borrower and completed in filing form;

                       (iii) As soon as available, and in any event within forty-five (45) days after the end of each calendar quarter a Call Report certified by a duly authorized officer of the applicable entity;

                       (iv) As soon as available after the written request of the Bank, one (1) copy of a (1) Loan Loss Reserve analysis; (2) charge-off/recovery report; (3) credit watch list, and (4) non-accruing loan report; all duly certified by a duly authorized officer of the applicable entity, and otherwise in a form reasonably acceptable to Bank;

                       (v) As soon as available, and in any event within forty-five (45) days after the end of each calendar quarter, one copy (1) of a Compliance Certificate, which shall be in the form of "EXHIBIT H" which is attached hereto and made a part hereof, and shall be duly completed and certified by the duly authorized officer of Borrower;

                       (vi) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year, one (1) copy of the annual consolidated and consolidating balance sheet and statement of income and retained earnings for Borrower and its Subsidiaries, as of and for the year then ended, all in reasonable detail, including a statement of contingent liabilities, and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, plus a statement of cash flows, audited by an independent certified public accountant selected by Borrower and reasonably acceptable to Bank;

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

                       (vii) As soon as available and in any event promptly after distribution or filing, furnish Bank copies of all reports submitted to Borrower's shareholders or any governmental agency, excluding communications with or in response to federal banking regulatory agencies relating to their examination, including, but not limited to, the above referenced financial reports;

                       (viii) From time to time upon request by Bank, as Bank may reasonably require, such further information regarding the business affairs and financial conditions of Borrower or any of its Subsidiaries, including but not limited to, accounting and management recommendations and certificates of no Event of Default under this Agreement by the independent certified public accountant selected by Borrower and acceptable to Bank.

             (d) Permit any authorized representative of Bank and its attorneys and accountants to inspect, examine and make copies and extracts of the books of account, records and inventory of Borrower or its Subsidiaries at reasonable times during normal business hours, including, but not limited to, periodic field examinations by Bank's accounting staff, the reasonable expense of which shall be reimbursed to Bank by Borrower.

             (e) Defend and give prompt written notice to Bank of any process or action taken or pending whereby a third party is claiming any money damages or any interest in the assets of Borrower or any of its Subsidiaries in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00).

             (f) Insure and keep insured by fire and extended coverage and valuable papers coverage the assets of Borrower and its Subsidiaries in an amount at least equal to the full value thereof against loss by fire and other risks customarily insured against by companies engaged in similar business, including but not limited to comprehensive property and casualty, public liability and workmen's compensation insurance, with insurance companies acceptable to Bank.

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

             (g) Maintain Borrower's and its Subsidiaries' in existence and in good standing in the State of Indiana.

             (h) Give prompt written notice to Bank of any material changes or modifications in existing contracts, indentures or agreements. All such notices shall be accompanied by copies of such instruments.

             (i) Maintain Borrower and its Subsidiaries in compliance with all local, state and federal laws, including but not limited to, all environmental health and labor rules and regulations.

         10. FINANCIAL COVENANTS. Borrower covenants to Bank that so long as the Credit and/or Loans shall remain unpaid Borrower shall and Borrower shall cause its Subsidiaries to:

             (a) Maintain at all times for Borrower and its Subsidiaries on a consolidated basis a minimum Debt Service Coverage Ratio of no less than 1.1:1. This Covenant shall be tested quarterly based upon the immediately prior four
                        (4) fiscal quarters.

             (b) Maintain at all times for Borrower and its Subsidiaries on a consolidated basis, Minimum Capital in an amount of no less than six percent (6%) of total Average Assets. This Covenant shall be tested quarterly based upon the immediately prior four (4) fiscal quarters.

             (c) Maintain at all times for Borrower and its Subsidiaries on a consolidated basis a minimum Loan Loss Reserve in an amount of no less than one percent (1%) of Total Loans based upon the immediately prior four (4) fiscal quarters.

             (d) Maintain at all times a maximum Consolidated Leverage Ratio for Borrower and its Subsidiaries on a consolidated basis not to exceed 2.0:1. This Covenant shall be tested quarterly based upon the immediately prior four (4) fiscal quarters.

             (e) Maintain at all times a maximum ratio of Under Performing Loans to Total Loans not to exceed two percent (2%) for Borrower and its Subsidiaries on a consolidated basis.

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

                        This Covenant shall be tested quarterly based upon the immediately prior four (4) fiscal quarters.

             (f) Maintain at all times Borrower's Subsidiaries in a "Well Capitalized" status as such term is defined in accordance with current governing laws and regulations.

         11. NEGATIVE COVENANTS. In addition, Borrower covenants to Bank that so long as the Credit and/or Loans shall remain unpaid Borrower shall not and shall not allow its Subsidiaries to:

             (a) Create or permit to exist any mortgage, pledge, security interest, title retention device or other encumbrance on any property, rights or assets owned or hereafter acquired by Borrower or its Subsidiaries, except for liens of taxes and assessments not delinquent or contested in good faith, the security held by Bank, and those liens or encumbrances incurred in the ordinary course of the banking business.

             (b) Incur or permit to exist any Senior Debt to any other lender.

             (c) Enter into any consolidation or merger with any other corporation or entity unless Borrower or the applicable Subsidiary is the surviving entity and no change in control occurs; or sell or lease all or any substantial part of its property.

             (d) Make any loans or advances to its officer, directors or shareholders or their relatives, other than those loans approved in the normal course of business which are made in compliance with all applicable law, including, but not limited to, Regulation "O" under the Federal Reserve Act.

             (e) Assume, guarantee or otherwise become liable as a guarantor or surety for the obligations of any person, firm, corporation or any other entity, except those that are required in the ordinary course of the banking business.

             (f) Purchase, redeem or acquire, directly or except for acquisition of its stock by any employee benefit plans, subject to ERISA requirements.

             (g) Pay or declare any dividends on its common stock or make any distributions to common stock shareholders, if an Event of Default has occurred and is continuing.

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
             (h) Make any material changes in the scope or nature of its business activities.

         12. DEFAULT. The occurrence of any of the following shall constitute an event of default (an "Event of Default") hereunder; (a) Borrower's or any of its Subsidiaries' Bank Debt or any part thereof shall not be paid in full within ten (10) days of the date when due (whether by lapse of time, acceleration of maturity or otherwise); (b) any Borrower shall be dissolved; (c) any representation or warranty made by Borrower in this Agreement or any Related Writing shall be false or erroneous in any material respect; (d) Borrower shall fail or omit to perform or observe any agreement made in this Agreement or any Related Writing which is not cured within thirty (30) days of the date that Borrower discovered such failure or omission; (e) a final and non-appealable judgment shall be entered against Borrower or any of its Subsidiaries in any court of record in excess of One Million and No/100 Dollars ($1,000,000.00); (f) any deposit account of Borrower is attached or levied upon; (g) any voluntary petition by or involuntary petition against Borrower or any of its Subsidiaries shall be filed pursuant to any chapter of any bankruptcy code or Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or there shall be any other marshaling of the assets and liabilities of Borrower or any of its Subsidiaries for the benefit of their respective creditors. Upon the occurrence of an Event of Default, Bank may, in its sole discretion, declare any and all Bank Debt of Borrower or any of its Subsidiaries to be due and payable and, if applicable, that Borrower or any of its subsidiaries no longer be permitted to obtain advances; and all principal of and interest shall thereupon become immediately payable in full, without any presentment, demand or notice of any kind, which Borrower hereby waives. Borrower will pay to Bank all costs and expenses of collection of this Borrower's or its subsidiaries Bank Debt, including, without limitation, reasonable attorneys' fees.

         13. GENERAL. No waiver by Bank of any requirement or of the breach of any term, condition, warranty, representation, covenant or agreement contained herein or in the documents delivered pursuant to this Agreement shall be considered as a waiver of the same in the future or any other requirement or default and no delay or omission by Bank in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver of any default. Any modification of or amendment of this Agreement shall be ineffective unless in writing and signed by the duly authorized officers of Borrower and Bank. Any notices required hereunder shall be deemed sufficient when mailed, first class with postage prepaid, to Borrower and Bank (at its Corporate Banking Department) at the address first above written or to such other address as either Borrower or Bank may from time to time specify by written notice to the other. Borrower and Bank severally, each for itself, acknowledges and agrees that, except as expressly provided herein with respect to Borrower's obligations to maintain depository account(s) (if any) with Bank, the extension(s) of credit provided for herein are neither conditioned upon nor have the interest rates and fees therefore been set based upon Borrower's agreement to purchase any other product or service from Bank. Further, Borrower and Bank severally, each for itself, acknowledges and agrees that Bank has not offered these extension(s) of credit or offered to reduce the interest rate(s) or fee(s) therefore except as provided herein.

         14. ENTIRE AGREEMENT AND SEVERABILITY. This Agreement contains the entire understanding between and among the parties hereto and supersedes any prior understandings and agreements between or among them respecting the subject matter of this Agreement. The invalidity or unenforceability of any provision of this Agreement in a particular respect shall not affect the validity or enforceability of any other provisions of this Agreement or of the same provision in any other respect, and all other provisions or terms of this Agreement shall remain in full force and effect and shall be enforceable as if the unenforceable or invalid provision or term had never been a part hereof.

         15. SUCCESSORS AND ASSIGNS. The covenants, representations, warranties and provisions herein set forth shall be binding upon Borrower and Borrower's successors and assigns; however, because Bank has entered into this Agreement in reliance upon Borrower and its present shareholders, officers and directors, any transfer, assignment or alienation (except to Bank) of any rights of Borrower hereunder or of any right or interest in Borrower shall not be effective without the prior written consent of Bank.

         16. JURISDICTION, VENUE AND LAW. This Agreement and the Related Writings executed in association herewith, and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Indiana without regard to any conflict of laws provisions. The Borrower hereby irrevocably and unconditionally: (a) submits for itself and its respective property in any legal action or proceeding commenced by Bank relating to this Agreement or any security interest hereto, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Indiana, the courts of the United States of America for the Southern District of Indiana, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that the service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth above or at such other address of which Bank has been notified in writing; and
(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         17. JURY TRIAL WAIVER. IN ORDER TO AVOID DELAYS AND MINIMIZE EXPENSE, BANK AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED WRITING OR ANY AMENDMENT THERETO, WHETHER NOW EXISTING OR HEREINAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND A COPY OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and in the year first above written.


"BORROWER"                                         "BANK"
INDIANA UNITED BANCORP                             NATIONAL CITY BANK OF INDIANA


By: /s/ James L. Saner, Sr.                        By: /s/ Rafe Boldrick
   ----------------------------                       --------------------------
      James L. Saner, Sr.                                 Rafe Boldrick
      President and Chief Operating Officer               Senior Vice President





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